Exhibit 32.1
PRINCIPAL EXECUTIVE OFFICER'S CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Kansas City Southern (the “Company”) on Form 10-K for the year ended December 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David L. Starling, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ DAVID L. STARLING
David L. Starling
President and Chief Executive Officer
Date: February 4, 2013
A signed original of this written statement required by Section 906 has been provided to Kansas City Southern and will be retained by Kansas City Southern and furnished to the Securities and Exchange Commission or its staff upon request.